REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this ___ day of October, 2000 by and among Ebiz Enterprises, Inc., a Nevada corporation (the "Company"), and LinuxMall.com, Inc., a Delaware corporation ("LinuxMall"), on behalf of and for the benefit of the stockholders and debentureholders of LinuxMall listed on Schedule A attached hereto (collectively the "Shareholders").

                                    RECITALS

     A. Pursuant to an Agreement and Plan of Merger dated August 7, 2000 (the "Merger Agreement"), the Company and LinuxMall have agreed to a merger of LinuxMall with and into a subsidiary of the Company (the "Merger"). In connection with the Merger, the Shareholders will receive common stock, par value $0.001 per share, of the Company ("Common Stock").

     B. The Shareholders have approved the Merger with the understanding that they would be granted certain registration rights with respect to the Common Stock.

                                    SECTION 1
                                   DEFINITIONS

Hereafter, the following terms shall have the following respective meanings:

"HOLDER" or "HOLDERS" shall mean any purchaser holding Registrable Securities and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 2.1 hereof.

"INITIAL REGISTRATION" shall mean the registration by the Company of shares of its Common Stock for resale by holders of such stock or warrants exercisable for such stock as per the obligations of the Company to register such stock as of the date of the Merger Agreement, but only if a registration statement with respect thereto is initially filed by the Company with the United States Securities and Exchange Commission (the "SEC") within six (6) months after the date of this Agreement.

"PURCHASER" or "PURCHASERS" shall mean the Shareholders or each of them.

"REGISTRABLE SECURITIES" means the Common Stock issued to the Shareholders and all other securities issued with respect to such Common Stock upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, Rule 144 transaction or otherwise, or (B) distributed to the public pursuant to an offering registered under the Securities Act (or similar rule then in force).

The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

"REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company or LinuxMall in complying with Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements of counsel for all Holders in any registration pursuant to Section
2.1 hereof, provided that such counsel is also counsel for the Company.

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

"SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities.

                                    SECTION 2
                               REGISTRATION RIGHTS

2.1 COMPANY REGISTRATION.

     (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to Rule 145 under the Securities Act ("Rule 145"), or (iii) the Initial Registration, the Company will:

          (i) promptly give to each Holder written notice thereof; and

          (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 calendar days after mailing of such written notice by the Company, by any Holder.

     (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Shareholders as a part of the written notice given pursuant to Section 2.1(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this
     Section 2.1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any

     Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 calendar days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

     (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section
     2.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     (d) LIMITATION ON SALE OR TRANSFER. Nothing in this Agreement shall be construed to permit any Holder to sell or transfer any Registrable Securities in violation of any sales or transfer restriction on such Registrable Securities imposed by contract or applicable law.

2.2 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are on a pari passu basis with or subordinate to the rights of the Holders hereunder. Any additional parties receiving rights on a pari passu basis with the Holders hereunder may execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered a Holder for all purposes of this Agreement (and their securities shall be considered Registrable Securities for all purposes of this Agreement).

2.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with up to one registration pursuant to Section 2.1 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders and all other Registration Expenses shall be borne by the Holders and the Company on a pro rata basis in accordance with the number of shares included in the registration held or issued by each.

2.4 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company shall keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

     (a) Keep such registration effective for a period of 90 calendar days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company;

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

     (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

     (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

     (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

     (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further than if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

2.5 INDEMNIFICATION

     (a) The Company shall indemnify each Holder, each of its officers, directors, partners, accountants, legal counsel and agents, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against any and all expenses, claims, losses, damages or liabilities (or Actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto prepared by the Company, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

     (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, accountants, legal counsel and agents, each underwriter, if any, of the Company' securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
     Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners, accountants, legal counsel and agents, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

     (c) Each party entitled to indemnification under this Section 2.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who conducts the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withhold,) and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
     Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.6 TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to this Agreement, to the extent not earlier terminated by the terms hereof, shall terminate as to any Holder, (i) two years after the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of common stock for the account of the Company to the public, or (ii) at such time as all Registrable Securities held by such Holder can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144 (including Rule 144(k)) promulgated thereunder.

2.7 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

2.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its reasonable efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended;

     (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

     (c) So long as a purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 calendar days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing a purchaser to sell any such securities without registration.

     (d) LIMITATION ON SALE OR TRANSFER. Nothing in this Agreement shall be construed to permit any Holder to sell or transfer any Registrable Securities in violation of any sales or transfer restrictions on such Registrable Securities imposed by contract or applicable law.

2.9 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted purchasers under Section 2 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Shareholder provided that the Company is first given notice of the transfer or assignment and such transfer may otherwise be effected in accordance with applicable securities laws. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner (or member in the case of a Shareholder that is a limited liability company) of a Shareholder.

                                    SECTION 3
                                  MISCELLANEOUS

3.1 GOVERNING LAW. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Arizona as applied to agreements made and performed in Arizona by residents of the State of Arizona.

3.2 AMENDMENT. Except as expressly provided herein, neither this Agreement not any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided however, that holders of a majority of the Registrable Securities may waive, modify or amend on behalf of all holders, any provisions hereof.

3.3 NOTICES, ETC. Any notice or other communication required or permitted under this Agreement will be given in writing and will be sent by facsimile or commercially recognized express courier to the address specified below or to any other address that may be designated by prior notice. Any notice or other communication delivered by facsimile will be deemed to have been received the day it is sent and must be confirmed by a copy sent by express courier. Any notice or other communication sent by commercially recognized courier will be deemed to have been received on the 3rd business day after delivery to the courier.

     If to Holder, at the address last provided in writing to the Company by the Holder.

     If to the Company:

     Ebiz Enterprises, Inc.
     Attn: Chief Executive Officer
     15695 North 83rd Way
     Scottsdale, Arizona 85260
     facsimile: (480) 778-1001

3.4 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

3.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

3.6 FACSIMILE SIGNATURES. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a facsimile signature page agrees to later deliver an original counterpart to any party which requests it.

3.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

EBIZ ENTERPRISES, INC.


By: /s/ Jeffrey I. Rassas
   ----------------------------------------
Name: Jeffrey I. Rassas
     --------------------------------------
Title: Chief Executive Officer
      -------------------------------------


LINUXMALL.COM, INC.


By: /s/ David Shaw
   ----------------------------------------
Name: David Shaw
     --------------------------------------
Title: Chief Executive Officer
      -------------------------------------

                                   SCHEDULE A

SECURITY HOLDER                               ADDRESS
---------------                               -------
H&Q Workgroup Solutions Investors, LLC        Hambrecht & Quist
                                              Attn:  Steve Hurley
                                              One Bush Street
                                              San Francisco, California   94104

The Santa Cruz Operation, Inc.                The Santa Cruz Operation, Inc.
                                              Attn:  Legal Department
                                              400 Encinal Street
                                              Santa Cruz, California   95060

LM.com, LLC                                   LM.com, LLC
                                              David M. Ickovic
                                              Registered Agent
                                              40 Inverness Drive East, Suite 100
                                              Englewood, CO  80112

BATB, LLC                                     BATB, LLC
                                              Steven E. Leatherman
                                              Manager
                                              1700 Lincoln Street, Suite 1800
                                              Denver, Colorado   80203

SRTB, LLC                                     SRTB, LLC
                                              Steven E. Leatherman
                                              Manager
                                              1700 Lincoln Street, Suite 1800
                                              Denver, Colorado   80203

Elihu and Thelma Lubkin                       3527 N. Murray Avenue
                                              Shorewood, Wisconsin   53211-2525

Tundra Resources, LLC                         Tundra Resources, LLC
                                              Attn: Thomas and Tina Vessels
                                              1610 Wynkoop Street, Suite 100
                                              Denver, Colorado   80202

Sibylline Capital, LLC                        Sibylline Capital, LLC
                                              Attn: Mr. Mark M. Soane
                                              1700 Lincoln Street, Suite 1800
                                              Denver, Colorado   80203

Mark Bolzern                                  3197 South Mobile Way
                                              Aurora, Colorado   80013

Robert Ferguson                               392 Highwood Drive Circle
                                              Chaska, Minnesota   55318

Darren Finnamore                              4925 Natchez Lane
                                              Savage, Minnesota   55378

John Gruss                                    5175 Cottonwood Lane
                                              Plymouth, Minnesota   55442

Frank Kasper, Jr.                             834 Goodrich Avenue
                                              St. Paul, Minnesota   55105

Deborah Most                                  2730 West 66th Street, #10
                                              Richfield, Minnesota   55423

Jennifer Sandt                                3234 Xerxes Avenue North
                                              Minneapolis, Minnesota   55412

David Shaw                                    5689 Ouray Street
                                              Aurora, Colorado   80015

Pat Brandt                                    c/o LinuxMall.com, Inc.
                                              13750 East Rice Place, Suite 100
                                              Aurora, Colorado   80015

Carol Harris                                  c/o LinuxMall.com, Inc.
                                              13750 East Rice Place, Suite 100
                                              Aurora, Colorado   80015

Aldo Ramos                                    c/o LinuxMall.com, Inc.
                                              13750 East Rice Place, Suite 100
                                              Aurora, Colorado   80015

Bonnie Green                                  c/o LinuxMall.com, Inc.
                                              13750 East Rice Place, Suite 100
                                              Aurora, Colorado   80015

Joe Brockmeier                                c/o LinuxMall.com, Inc.
                                              13750 East Rice Place, Suite 100
                                              Aurora, Colorado   80015

Daniel Choong                                 c/o LinuxMall.com, Inc.
                                              13750 East Rice Place, Suite 100
                                              Aurora, Colorado   80015

Virginia Lane                                 c/o LinuxMall.com, Inc.
                                              13750 East Rice Place, Suite 100
                                              Aurora, Colorado   80015

Ray Goshorn                                   c/o LinuxMall.com, Inc.
                                              13750 East Rice Place, Suite 100
                                              Aurora, Colorado   80015

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